Exhibit 10.2
[Execution Version]
SECURITY AGREEMENT
Dated as of September 28, 2010
among
BASIC ENERGY SERVICES, INC.
and the other Debtors parties hereto
in favor of
CAPITAL ONE, NATIONAL ASSOCIATION,
as Collateral Agent

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TABLE OF CONTENTS
(CONTINUED)

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TABLE OF CONTENTS
(CONTINUED)

SCHEDULES

Schedule 3.3	—	Organization Information
Schedule 3.4	—	Certain Collateral
Schedule 3.5	—	Instruments
Schedule 4.6	—	Deposit Accounts

ANNEXES

Annex I	—	Security Agreement Supplement

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SECURITY AGREEMENT
     This SECURITY AGREEMENT dated as of September 28, 2010 (this “Agreement”), is among BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the undersigned subsidiaries of the Borrower (the Borrower and such undersigned subsidiaries collectively being the “Debtors”), and CAPITAL ONE, NATIONAL ASSOCIATION, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the holders of the Secured Obligations (as defined below).
INTRODUCTION
     Reference is made to the Credit Agreement dated as of September 28, 2010 (as amended or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time parties thereto, and Capital One, National Association, as Administrative Agent, Collateral Agent and Issuing Bank. Pursuant to Article VII of the Credit Agreement (the “Guarantee”), the Debtors (other than the Borrower) have agreed to guarantee, among other things, the full payment and performance of all of the Borrower’s obligations under the Credit Agreement. It is a condition precedent to the effectiveness of the Credit Agreement and the making of credit extensions thereunder that the Debtors shall have entered into this Agreement in order to secure the Borrower’s and Debtors’ obligations under the Credit Agreement (including the Guarantee) and all other Secured Obligations (as defined below).
     The Debtors share an identity of interest as members of a combined group of companies and will derive substantial direct and indirect economic and other benefits from the extensions of credit under the Credit Agreement. Therefore, in consideration of the credit expected to be received in connection with the Credit Agreement, the Debtors jointly and severally agree with the Collateral Agent as follows:
SECTION 1.
DEFINITIONS
     1.1 Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement. All terms used herein and defined in the UCC shall have the same definitions herein as specified therein.
     1.2 Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Debtor, shall refer to such Debtor’s Collateral or the relevant part thereof.
     1.3 The following terms shall have the following meanings:
     “Chattel Paper” means all of each Debtor’s present and future chattel paper, including electronic chattel paper.
     “Collateral” has the meaning specified in Section 2.1.

     “Collateral Account” means any deposit account with the Collateral Agent which is designated, maintained, and under the sole control of the Collateral Agent and is pledged to the Collateral Agent which has been established pursuant to the provisions of this Agreement for the purposes described in this Agreement including collecting, holding, disbursing, or applying certain funds, all in accordance with this Agreement.
     “Control Agreement” means any deposit account control agreement entered into pursuant to Section 4.6 of this Agreement as of the date hereof with respect to a Deposit Account.
     “Deposit Accounts” means the deposit accounts held in the names of Debtors and listed on Schedule 4.6, and any other accounts into which Receivables are paid.
     “Event of Default” means any “Event of Default” under the Credit Agreement.
     “Instruments” means all of each Debtor’s instruments, including all promissory notes and other evidences of indebtedness, including intercompany instruments, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.
     “Inventory” means all of each Debtor’s present and future inventory, wherever located, including inventory, merchandise, goods and other personal property that are held by or on behalf of any Debtor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Debtor’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies, and embedded software. “Inventory” shall also include inventory in joint production with another person, inventory in which any Debtor has an interest as consignor, and inventory that is returned to or stopped in transit by any Debtor, and all combinations and products thereof.
     “Permitted Prior Liens” means Liens permitted by Section 6.02(a) through (b) and (e) through (j) of the Credit Agreement.
     “Proceeds” means all of each Debtor’s present and future (a) proceeds of the Collateral, whether arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of governmental authority), (c) claims against third parties for impairment, loss, damage, or impairment of the value of any of the Collateral, and (d) any and all proceeds of, and all claims for, any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, including any credit insurance with respect to Receivables, in each case whether represented as money, deposit accounts, accounts, general intangibles, securities, instruments, documents, chattel paper, or inventory.
     “Receivables” means all of each Debtor’s present and future accounts, accounts from Governmental Authorities, and payment intangibles (a) arising from the provision of services, sale of Inventory, or renting of equipment to the customers of any Debtor or (b) arising otherwise and, in the case of this clause (b), not consisting of accounts, chattel Paper, instruments, or payment intangibles that constitute proceeds, supporting obligations or products of the collateral under the Senior Secured Notes Security Agreement as in effect on the date hereof, together with, in the case of clauses (a) and (b), all of the right, title and interest of any of the Debtors in and to (i) all supporting obligations and security provided, pledged, assigned, hypothecated or granted to or held by any of the Debtors to secure the foregoing, (ii) all of any of the Debtors’ right, title and interest in and to any goods or services, the sale or leasing of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney granted to any of the Debtors for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all credit information, reports and memoranda relating thereto, and (vi) all Instruments and Chattel Paper evidencing the foregoing.
     “Records” means all of each Debtor’s present and future books, accounting records, files, computer files, computer programs, correspondence, credit files, records, ledger cards, invoices, and other records, in each case, primarily related to any other items of Collateral, including without limitation all similar information stored on a magnetic medium or other similar storage device and other papers and documents in the possession or under the control of any of the Debtors or any computer bureau from time to time acting for any of the Debtors.
     “Secured Obligations” means (a) all principal, interest, premium, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Borrower under the Credit Agreement, this Agreement, and the other Loan Documents; (b) all amounts now or hereafter owed by the other Debtors under the Guarantee, this Agreement, and the other Loan Documents; (c) all Obligations now or hereafter owed by any Debtor to any Lender or Affiliate of a Lender with respect to any Hedging Agreement, (d) all Obligations now or hereafter owed by any Debtor to any Lender or Affiliate of a Lender with respect to any treasury, depository or cash management agreement, and (e) any increases, extensions, renewals, replacements, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations, in each case, whether direct or indirect, absolute or contingent.
     “State of Organization” means the jurisdiction of organization of each of the Debtors as listed on Schedule 3.3.
     “UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of Texas, as amended from time to time, and any successor statute.
SECTION 2.
GRANT OF SECURITY INTEREST
     2.1 Grant of Security Interest. Each Debtor hereby grants to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a security interest in all of such Debtor’s right, title, and interest in and to the following property (the “Collateral”) to secure the payment and performance of the Secured Obligations: (a) all Inventory, all Receivables, all Records, and all Deposit Accounts, (b) any and all additions, accessions and improvements to, all substitutions and replacements for and all products of or derived from the foregoing, and (c) all Proceeds of the foregoing.
To the extent that the Collateral is not subject to the UCC, each Debtor collaterally assigns all of such Debtor’s right, title, and interest in and to such Collateral to the Collateral Agent for the benefit of the holders of the Secured Obligations to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under the relevant law.
     2.2 Avoidance Limitation. Notwithstanding Section 2.1 above, the amount of any Debtor’s Secured Obligations that are secured by its rights in Collateral subject to a Lien in favor of the Collateral Agent hereunder or under any other Security Document shall be limited to the extent, if any, required so that the Liens it has granted under this Security Agreement shall not be subject to avoidance under Section 548 of the Bankruptcy Code of the United States or to being set aside or annulled under any applicable law relating to fraud on creditors. In determining the limitations, if any, on the amount of any Debtor’s Secured Obligations that are subject to the Lien on such Debtor’s Collateral hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation or contribution which such Debtor may have under the Guarantee, any other agreement or applicable law shall be taken into account.
     2.3 Debtors Remain Liable. Anything herein to the contrary notwithstanding: (a) each Debtor shall remain liable under the contracts included in the Collateral to the extent set forth therein to perform such Debtor’s obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Collateral Agent of any rights hereunder shall not release any Debtor from any obligations under the contracts included in the Collateral; and (c) the Collateral Agent shall not have any obligation under the contracts included in the Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform or fulfill any of the obligations of any Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment any Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.
SECTION 3.
REPRESENTATIONS AND WARRANTIES
To induce the Lenders to make credit extentions to the Borrower under the Credit Agreement, each Debtor hereby represents and warrants to the Collateral Agent, for the benefit of the holders of the Secured Obligations, that:
     3.1 Title; No Other Liens. Except for the security interests granted to the Collateral Agent for the benefit of the holders of the Secured Obligations pursuant to this Agreement and the other Permitted Liens, such Debtor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such (a) as have been filed in favor of the Collateral Agent, for the ratable benefit of the holders of the Secured Obligations, pursuant to this Agreement or (b) as are permitted by the Credit Agreement.

     3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filing of financing statements describing the Collateral in the offices located in the jurisdictions listed on Schedule 3.3 and the taking of all applicable actions in respect of perfection contemplated by Sections 4.5, 4.6 and 4.8 in respect of the applicable Collateral, will constitute valid perfected security interests in all of the Collateral in favor of the Collateral Agent, for the benefit of the holders of the Secured Obligations, as collateral security for such Debtor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Debtor and any persons purporting to purchase any Collateral from such Debtor and (b) are prior to all other Liens on the Collateral except for Permitted Prior Liens (and subject to the limitations on perfection and method of perfection provided in Section 5).
     3.3 Debtor’s Legal Name; Jurisdiction of Organization; Chief Executive Office. On the date of this Agreement, each Debtor’s exact legal name is set forth on the signature page hereof, and from and after an amendment or modification thereto, on a written notification delivered to the Collateral Agent pursuant to Section 4.4. On the date hereof, such Debtor’s jurisdiction of organization, type of organization, identification number from the jurisdiction of organization (if any), and the location of such Debtor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 3.3.
     3.4 Certain Collateral. None of the Collateral constitutes, or is the Proceeds of, farm products and none of the Collateral has been purchased for, or will be used by any Debtor primarily for personal, family or household purposes. Except as set forth on Schedule 3.4 or otherwise notified to the Collateral Agent pursuant to Section 4.8, none of the account debtors or other persons obligated on any of the Collateral of such Debtor is a Governmental Authority subject to the Federal Assignment of Claims Act or like federal or state statute or rule in respect of such Collateral of the type described in Section 4.8(a).
     3.5 Receivables.
          (a) No amount payable to such Debtor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent to the extent required by Section 5. Each of the Instruments and Chattel Paper pledged by such Debtor hereunder constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general principles of equity. Schedule 3.5 lists all of the Instruments issued to or held by each Debtor as of the Closing Date.
          (b) The amounts represented by such Debtor to the Secured Parties from time to time as owing to such Debtor in respect of the Receivables will at such times be accurate in all material respects.
          (c) All Receivables of such Debtor existing on the Closing Date arise from bona fide sales or leases by such Debtor of goods and services.

SECTION 4.
COVENANTS AND AGREEMENTS
Each Debtor covenants and agrees with the Collateral Agent and the holders of the Secured Obligations that, from and after the date of this Agreement until this Agreement terminates in accordance with Section 7.13(a):
     4.1 Covenants in Credit Agreement. Such Debtor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Debtor or any of its Subsidiaries.
     4.2 Maintenance of Insurance. Such Debtor will comply with the provisions of the Credit Agreement governing the maintenance of insurance for any of its assets constituting Collateral.
     4.3 Maintenance of Perfected Security Interest; Further Documentation; Filing Authorization; Further Assurances; Power of Attorney.
          (a) Such Debtor shall maintain the security interest created by this Agreement as a perfected first priority security interest subject only to Permitted Liens (and the limitations on perfection and method of perfection provided in Section 5) and shall defend such security interest against the claims and demands of all persons whomsoever.
          (b) Such Debtor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the assets and property of such Debtor and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
          (c) Subject in each case to Section 5, each Debtor further agrees to take any other action reasonably requested by the Collateral Agent to insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the security interest in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that any Debtor’s signature thereon is required therefor; (ii) causing the Collateral Agent’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Collateral Agent to enforce, the security interest in such Collateral; (iii) complying with any provision of any statute, regulation or treaty of the United States or any other country as to any Collateral if compliance with such provision is a condition to the attachment, perfection or priority of, or the ability of the Collateral Agent to enforce, the security interest in such Collateral; and (iv) taking all actions required by the UCC or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.
          (d) Each Debtor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any jurisdiction in which the Uniform Commercial Code has been adopted any initial financing statements and amendments thereto that (a) describe the

Collateral and (b) contain any other information required by the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment. Each Debtor agrees to furnish any such information to the Collateral Agent promptly upon request. Each Debtor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof and in respect of this Agreement.
          (e) During the existence of an Event of Default,
          (i) At Collateral Agent’s request, each Debtor shall take any actions reasonably requested by Collateral Agent with respect to such Event of Default, including diligently endeavoring to cure any material defect existing or claimed with respect to any Collateral, and taking all reasonably necessary and desirable steps for the defense of any legal proceedings affecting any Collateral, including the employment of counsel, the prosecution or defense of litigation, and the release or discharge of all adverse claims;
          (ii) Collateral Agent, whether or not named as a party to any legal proceedings, is authorized to take any additional steps as Collateral Agent deems necessary or desirable for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the liens, security interests, and assignments created hereunder, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to any Collateral and the payment or removal of prior liens or security interests, and the reasonable expenses of Collateral Agent in taking such action shall be paid by the Debtors; and
          (iii) Each Debtor agrees that, if such Debtor fails to perform under this Agreement or any other Loan Document, Collateral Agent may, but shall not be obligated to, perform such Debtor’s obligations under this Agreement or such other Loan Document, and any reasonable expenses incurred by Collateral Agent in performing such Debtor’s obligations shall be paid by such Debtor. Any such performance by Collateral Agent may be made by Collateral Agent in reasonable reliance on any statement, invoice, or claim, without inquiry into the validity or accuracy thereof. The amount and nature of any expense of Collateral Agent hereunder shall be conclusively established by a certificate of any officer of Collateral Agent absent manifest error.
          (f) Debtor irrevocably appoints Collateral Agent as Debtor’s attorney in fact, with full authority to act during the existence of an Event of Default for Debtor and in the name of Debtor, to take any action and execute any agreement which Collateral Agent deems necessary or advisable to accomplish the purposes of this Agreement, including the matters that Collateral Agent is expressly authorized to take pursuant to this Agreement (including the matters described in paragraph (c) above), and instituting proceedings Collateral Agent deems necessary or desirable to enforce the rights of Collateral Agent with respect to this Agreement.
     4.4 Changes in Name, etc. Such Debtor will not, except upon 10 days’ prior written notice to the Collateral Agent (or such shorter period as may be agreed to by the Collateral Agent in its sole discretion) and the taking of all actions and the execution of all documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein: (a) change its type of organization, jurisdiction of organization or other legal structure from that referred to in Section 3.3, (b) change its organizational number if it has one, or (c) change its name.
     4.5 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral is or becomes evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall, to the extent required by Section 5, be immediately delivered to the Collateral Agent, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.
     4.6 Deposit Accounts. Subject to the requirements of Section 5, for each Deposit Account the Debtor maintaining such Deposit Account will, at the Collateral Agent’s request and option, take any actions requested by the Collateral Agent to enable the Collateral Agent to obtain “control” (within the meaning of Section 9.104 of the UCC) with respect thereto, including the execution of Control Agreements reasonably acceptable to the Collateral Agent. The Collateral Agent agrees with each Debtor that the Collateral Agent will not give any instructions to a depositary bank directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from any Debtor, unless an Event of Default has occurred and is continuing.
     4.7 Modifications of Receivables, Chattel Paper, Instruments and Payment Intangibles. No Debtor will, without the Collateral Agent’s prior written consent (which consent shall not be unreasonably withheld or delayed): (a) compromise or grant any extension of the time of payment of any of the Collateral consisting of Receivables, Chattel Paper, Instruments or payment intangibles, (b) settle the same for less than the full amount thereof, (c) release, wholly or partly, any obligor liable for the payment thereof or (d) allow any credit or discount whatsoever thereon; provided, that so long as no Event of Default has occurred and is continuing, this Section 4.7 shall not restrict any extensions, credits, discounts, compromises or settlements granted or made by any Debtor in the ordinary course of such Debtor’s business [and consistent with such prudent practices used in industries that are the same as or similar to those which such Debtor is engaged]. [NOTE: BES TO CONFIRM]
     4.8 Actions With Respect to Certain Collateral.
          (a) If any of the account debtors or other persons obligated on any of the Receivables or Chattel Paper, Instruments or payment intangibles constituting Collateral with a value in excess of $1,000,000 or on any contract with a value in excess of $1,000,000 in any twelve month period, is or becomes a governmental authority subject to the Federal Assignment of Claims Act or like federal or state statute or rule in respect of such Collateral, Debtor shall promptly (i) notify the Collateral Agent in a writing signed by such Debtor that such account debtor or other person obligated on such Collateral or contract is a Governmental Authority subject to the Federal Assignment of Claims Act or like federal or state statute or rule and (ii) take all actions reasonably required by the Collateral Agent to insure the attachment, perfection or priority of, or the ability of the Collateral Agent to enforce, the security interest in such Collateral.

          (b) If any goods that constitute Collateral with a value in excess of $1,000,000 are at any time in the possession of a bailee, the applicable Debtor or Debtors shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall promptly use all commercially reasonable efforts to obtain a Landlord’s Agreement from such bailee, or a similar agreement in form and substance reasonably satisfactory to the Collateral Agent.
SECTION 5.
LIMITATION ON PERFECTION OF SECURITY INTEREST
     5.1 Chattel Paper and Instruments. The perfection of the security interest granted in Section 2 above in, respectively, Chattel Paper (whether tangible or electronic) and Instruments will, prior to the occurrence of an Event of Default (and after the occurrence of an Event of Default unless the Collateral Agent has required that further actions are taken with respect to the perfection thereof), be effected solely by filing an appropriate financing statement under the applicable Uniform Commercial Code so long as (a) with respect to all Chattel Paper and Instruments, the aggregate face amount of all such Chattel Paper and Instruments does not exceed $2,500,000 and (b) with respect to any individual Chattel Paper or Instrument, the face amount thereof does not exceed $1,000,000. Notwithstanding the foregoing, if no Event of Default exists, then upon the request of any Debtor the Collateral Agent shall deliver any Chattel Paper or Instrument in its possession to that Debtor if that Debtor requires possession in order to collect such Chattel Paper or Instrument.
SECTION 6.
REMEDIAL PROVISIONS
During the existence of an Event of Default, the Collateral Agent may, at the Collateral Agent’s option, exercise one or more of the remedies specified elsewhere in this Agreement or the following remedies:
     6.1 General Interim Remedies.
          (a) To the extent permitted by law, the Collateral Agent may exercise all the rights and remedies of a secured party under the UCC.
          (b) The Collateral Agent may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.
          (c) The Collateral Agent may require any Debtor to promptly assemble any tangible Collateral of such Debtor and make it available to the Collateral Agent at a place to be designated by the Collateral Agent. The Collateral Agent may occupy any premises owned or leased by any Debtor where the Collateral is assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to any Debtor with respect to such occupation.

     6.2 Receivables, Chattel Paper, Instruments and Payment Intangibles. During the existence of an Event of Default, the Collateral Agent may establish Collateral Accounts for the purpose of collecting the payments due to the Debtors under any contracts or otherwise with respect to the Receivables and the Chattel Paper, Instruments and/or payment intangibles constituting Collateral and holding the proceeds thereof, and may, or may direct the Debtors to, instruct all makers and/or all obligors with respect thereto to make all payments with respect to such Collateral directly to the Collateral Agent for deposit into such Collateral Account. After such direction to the Debtors, all payments, whether of principal, interest, or other amounts, under any contracts or otherwise with respect to the Receivables and the Chattel Paper, Instruments and/or payment intangibles constituting Collateral shall be directed to such Collateral Accounts until such direction is revoked in writing by the Collateral Agent. All such payments which may from time to time come into the possession of any Debtor shall be held in trust for the Collateral Agent, segregated from the other funds of such Debtor, and delivered to the Collateral Agent immediately in the form received with any necessary endorsement for deposit into such Collateral Account, such delivery in no event to be later than one Business Day after receipt thereof by the applicable Debtor. Each Debtor agrees to execute any documents reasonably requested by the Collateral Agent to create any Collateral Account and pledge it to the Collateral Agent. In connection with the foregoing, the Collateral Agent shall have the right at any time during the existence of an Event of Default to take any of the following actions, in the Collateral Agent’s own name or in the name of the applicable Debtor: compromise or extend the time for payment of any payments due with respect to any Instrument or Chattel Paper upon such terms as the Collateral Agent may reasonably determine; endorse the name of the applicable Debtor on checks, instruments, or other evidences of payment with respect to any such Collateral; make written or verbal requests for verification of amount owing on any such Collateral from the maker thereof or obligor thereunder; open mail addressed to such Debtor which the Collateral Agent reasonably believes relates to any such Collateral, and, to the extent of checks or other payments with respect to any such Collateral, dispose of same in accordance with this Agreement; take action in the Collateral Agent’s name or the applicable Debtor’s name, to enforce collection; and take all other action necessary to carry out this Agreement and give effect to the Collateral Agent’s rights hereunder. Costs and expenses incurred by the Collateral Agent in collection and enforcement of amounts owed under any contracts or otherwise with respect to the Receivables and the Chattel Paper, Instruments and/or payment intangibles constituting Collateral, including attorneys’ fees and out-of-pocket expenses, shall be reimbursed by the applicable Debtor to the Collateral Agent on demand. If at any time no Event of Default exists, then upon request of the Borrower the Collateral Agent shall promptly revoke any instructions to account debtors to make payment to the Collateral Accounts.
     6.3 Foreclosure.
          (a) The Collateral Agent may foreclose on the Collateral in any manner permitted by the courts of or in the State of Texas or the jurisdiction in which any Collateral is located. If the Collateral Agent should institute a suit for the collection of the Secured Obligations and for the foreclosure of this Agreement, the Collateral Agent may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

          (b) To the extent permitted by law, the Collateral Agent may exercise all the foreclosure rights and remedies of a secured party under the UCC. In connection therewith, the Collateral Agent may sell any Collateral at public or private sale, at the office of the Collateral Agent or elsewhere, for cash or credit and upon such other terms as the Collateral Agent deems commercially reasonable. The Collateral Agent may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. Each Debtor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, each Debtor hereby deems ten days advance notice of the time and place of any public or private sale reasonable notification, recognizing that if any portion of the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Collateral Agent, the Collateral Agent shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Collateral Agent in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Collateral Agent may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.
     6.4 Application of Proceeds.
          (a) Unless otherwise specified herein, any cash proceeds received by the Collateral Agent from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Collateral Agent hereunder may be, at the reasonable discretion of the Collateral Agent (i) held by the Collateral Agent in one or more Collateral Accounts as cash collateral for the Secured Obligations or (ii) applied to the Secured Obligations.
          (b) Amounts applied to the Secured Obligations shall be applied in the following order:
     First, to the payment of the costs and expenses of exercising the Collateral Agent’s rights hereunder, whether expressly provided for herein or otherwise; and
     Second, to the payment of the Secured Obligations in the order set forth in Section 8.02 of the Credit Agreement.
Any surplus cash collateral or cash proceeds held by the Collateral Agent after payment in full of the Secured Obligations and the termination of any commitments of the Collateral Agent to any Debtor shall be paid over to such Debtor or to whomever may be lawfully entitled to receive such surplus.

     6.5 Waiver of Certain Rights. To the full extent each Debtor may do so, such Debtor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and such Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of such Debtor, including the Collateral of such Debtor, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Such Debtor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other matters whatever to defeat, reduce, or affect the right of the Collateral Agent under the terms of this Agreement.
     6.6 Remedies Cumulative. The Collateral Agent’s remedies under this Agreement and the Loan Documents to which any Debtor is a party shall be cumulative, and no delay in enforcing this Agreement and the Loan Documents to which any Debtor is a party shall act as a waiver of the Collateral Agent’s rights hereunder.
     6.7 Reinstatement. The obligations of each Debtor under this Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Secured Obligations is rescinded or otherwise must be restored or returned by the Collateral Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Debtor or any other obligor or otherwise, all as though such payment had not been made.
SECTION 7.
MISCELLANEOUS
     7.1 Amendments. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.02 of the Credit Agreement. No consent of any Lender or Affiliate of a Lender party to a treasury, depository or cash management agreement or Hedging Agreement secured hereby (except in such person’s capacity as a Lender, if applicable) shall be required for any waiver, amendment, supplement or other modification to this Agreement.
     7.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Debtor hereunder shall be effected in the manner provided for in Section 11.01 of the Credit Agreement. All notices, requests and demands hereunder to any Debtor shall be given to it at its address or telecopy number provided in Schedule 11.01 of the Credit Agreement.
     7.3 No Waiver by Course of Conduct; Cumulative Remedies; No Duty. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent would otherwise have on any future occasion. The rights and remedies provided herein and in the other Loan Documents are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. The powers conferred on Collateral Agent under this Agreement are solely to protect Collateral Agent’s rights under this Agreement and shall not impose any duty upon it to exercise any such powers. Except as elsewhere provided hereunder, Collateral Agent shall have no duty as to any of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.
     7.4 Enforcement Expenses; Indemnification.
          (a) Each Debtor agrees to pay, or reimburse the Collateral Agent and each holder of the Secured Obligations for, all reasonable costs and expenses incurred in connection with the enforcement, attempted enforcement, exercise, or preservation of any rights or remedies under this Agreement or the other Loan Documents to which such Debtor is a party (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally), including all attorney fees.
          (b) Each Debtor agrees to pay, and to indemnify and hold the Collateral Agent and each holder of the Secured Obligations harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.
          (c) Each Debtor agrees to pay, and to indemnify and hold the Collateral Agent, each holder of the Secured Obligations, and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the “Indemnitees”) harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with the execution, delivery, enforcement, performance or administration of the Guarantee, this Agreement, or any Loan Document to which such Debtor is a party, in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.
          (d) All amounts due under this Section 7.4 shall be payable upon demand therefor. The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.
     7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Debtor and shall inure to the benefit of the Collateral Agent and the holders of the Secured Obligations and their successors and assigns; provided that no Debtor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

     7.6 Set-Off. Each Debtor hereby irrevocably authorizes the Collateral Agent and each Lender at any time and from time to time upon the occurrence and during the continuance of any Event of Default, without prior notice to such Debtor or any other Loan Party, any such notice being waived by such Debtor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Debtor against any and all Obligations owing to such Lender under the Credit Agreement, the Guarantee, or under any other Loan Document, now or hereafter existing, irrespective of whether or not the Collateral Agent or such Lender shall have made demand for payment and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. The Collateral Agent or any Lender exercising such set-off rights shall deliver to the Borrower prompt written notice of any exercise of those rights; provided that the failure to give such notice shall not affect the validity of such set-off and application.
     7.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     7.8 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     7.9 Section Headings. The Section headings used in this Agreement are included for convenience of reference only and shall not affect the interpretation of this Agreement.
     7.10 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.
     7.11 GOVERNING LAW ETC.
          (a) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
          (b) SUBMISSION TO JURISDICTION. EACH DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF TEXAS SITTING IN HARRIS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO

ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
          (c) WAIVER OF VENUE. EACH DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 7.11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
          (d) SERVICE OF PROCESS. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.2. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
          (e) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     7.12 Additional Debtors. Each Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to Sections 5.10 of the Credit Agreement shall become a Debtor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an instrument in the form of Annex I hereto.
     7.13 Termination; Releases.
          (a) This Security Agreement and the security interest created hereby shall terminate upon termination of the Commitments of all Lenders and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under treasury, deposit, or cash management agreements and Hedging Agreements as to which arrangements satisfactory to the applicable Lender shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Collateral Agent and the Issuing Bank shall have been made), at which time the Collateral Agent shall execute and deliver to the Debtors or the Debtors’ designee, at the Debtors’ expense, all Uniform Commercial Code termination statements and similar documents which the Debtors shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.13(a) shall be without recourse to or warranty by the Collateral Agent.
          (b) Any Debtor other than the Borrower shall automatically be released from its obligations hereunder and the security interest granted hereby in the Collateral of such Debtor shall be automatically released in the event that all the Equity Interests of such Debtor shall be sold, transferred or otherwise disposed of to a person other than a Loan Party or a Subsidiary of a Loan Party in a transaction permitted by the Credit Agreement; provided that, to the extent required by the Credit Agreement, the Required Lenders or, if required by the terms of the Credit Agreement, such other requisite number of Lenders, shall have consented to such sale, transfer or other disposition and the terms of such consent did not provide otherwise. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Debtor in a transaction permitted by the Credit Agreement the security interest created hereby in any Collateral that is so sold, transferred or otherwise disposed of shall automatically terminate and be released upon the closing of such sale, transfer or other disposition, and such Collateral shall be sold free and clear of the Lien and security interest created hereby; provided, however, that such security interest will continue to attach to all proceeds of such sales or other dispositions. In connection with any of the foregoing, the Collateral Agent shall execute and deliver to the Debtors or the Debtors’ designee, at the Debtors’ expense, all Uniform Commercial Code termination statements and similar documents that the Debtors shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.13(b) shall be without recourse to or warranty by the Collateral Agent.
          (c) No consent of any Lender or Affiliate of a Lender party to a treasury, depository or cash management agreement or Hedging Agreement secured hereby (except in such person’s capacity as a Lender, if applicable) shall be required for any release of Collateral or Debtors pursuant to this Section.
          (d) Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Collateral Agent subject to such Debtor’s rights under Section 9-509(d)(2) of the UCC.
[Signature pages follow.]

     EXECUTED as of the date first above written.

CAPITAL ONE, NATIONAL ASSOCIATION, as Collateral Agent
By:	/s/ Don Backer
Don Backer
Senior Vice President

Signature Page to Security Agreement

BASIC ENERGY SERVICES, INC.
BASIC ENERGY SERVICES GP, LLC,
as a Subsidiary Guarantor
ACID SERVICES, LLC, as a Subsidiary
Guarantor
BASIC MARINE SERVICES, INC., as a
Subsidiary Guarantor
CHAPARRAL SERVICE, INC., as a
Subsidiary Guarantor
JETSTAR ENERGY SERVICES, INC.,
as a Subsidiary Guarantor
JETSTAR HOLDINGS, INC., as a
Subsidiary Guarantor
JS ACQUISITION LLC, as a Subsidiary
Guarantor
PERMIAN PLAZA, LLC, as a Subsidiary
Guarantor
SLEDGE DRILLING CORP., as a Subsidiary
Guarantor
WILDHORSE SERVICES, INC., as a
Subsidiary Guarantor
XTERRA FISHING & RENTAL TOOLS
CO., as a Subsidiary Guarantor

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President and Chief Executive Officer

BASIC ENERGY SERVICES LP, LLC, as a Subsidiary Guarantor
By:	/s/ Jerry Tufly
Jerry Tufly
Sole Manager

Signature Page to Security Agreement

BASIC ENERGY SERVICES, L.P., as a Subsidiary Guarantor
By:	BASIC ENERGY SERVICES GP, LLC, its General Partner

By:	BASIC ENERGY SERVICES, INC., its Sole Member

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President

BASIC ESA, INC., as a Subsidiary
Guarantor
FIRST ENERGY SERVICES
COMPANY, as a Subsidiary Guarantor
GLOBE WELL SERVICE, INC., as a
Subsidiary Guarantor
HENNESSEY RENTAL TOOLS, INC., as a
Subsidiary Guarantor
LEBUS OIL FIELD SERVICE CO., as a
Subsidiary Guarantor
OILWELL FRACTURING SERVICES, INC., as a
Subsidiary Guarantor
SCH DISPOSAL, L.L.C., as a Subsidiary
Guarantor

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President

TAYLOR INDUSTRIES, LLC, as a Subsidiary Guarantor
By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
Chief Executive Officer

Signature Page to Security Agreement

SCHEDULE 3.3
ORGANIZATION & LOCATION INFORMATION

	Jurisdiction &
	Type of
	Organization;		Chief Executive Office,
	UCC Filing	Organizational	Sole Place of Business, or
Debtor	Office	ID#	Principal Residence
Basic Energy Services, Inc.	Delaware corporation	3611854	500 W Illinois, Midland, TX 79701
	Delaware Secretary of State

Acid Services, LLC	Kansas limited liability company	2347722	112 SW 7th St Ste 3c, Topeka, KS 66603

	Kansas Secretary of State

Basic Energy Services GP, LLC	Delaware limited liability company	3611876	500 W Illinois, Midland, TX 79701

	Delaware Secretary of State

Basic Energy Services LP, LLC	Delaware limited liability company	3611879	500 W Illinois, Midland, TX 79701

	Delaware Secretary of State

Basic Energy Services, L.P.	Delaware limited partnership	2307778	500 W Illinois, Midland, TX 79701

	Delaware Secretary of State
Schedule 3.3 to Security Agreement

	Jurisdiction &
	Type of
	Organization;		Chief Executive Office,
	UCC Filing	Organizational	Sole Place of Business, or
Debtor	Office	ID#	Principal Residence
Basic ESA, Inc.	Texas corporation	57139400	350 N St. Paul St, Ste 2900, Dallas, TX 75201
	Texas Secretary of State

Basic Marine Services, Inc.	Delaware corporation	3917169	500 W Illinois, Midland, TX 79701
	Delaware Secretary of State

Chaparral Service, Inc.	New Mexico corporation	642181	123 E Marcy St, Santa Fe, NM 87501

	New Mexico Secretary of State

First Energy Services Company	Delaware corporation	3215172	1209 Orange St., Wilmington, DE 19801
	Delaware Secretary of State

Globe Well Service, Inc.	Texas corporation	46471700	350 N St. Paul St, Ste 2900, Dallas, TX 75201
	Texas Secretary of State

Hennessey Rental Tools, Inc.	Oklahoma corporation	1900529237	1833 S Morgan Rd, Oklahoma City, OK 73128

	Oklahoma County Clerk, Oklahoma, Central Filing
Schedule 3.3 to Security Agreement

	Jurisdiction &
	Type of
	Organization;		Chief Executive Office,
	UCC Filing	Organizational	Sole Place of Business, or
Debtor	Office	ID#	Principal Residence
JetStar Energy Services, Inc.	Texas corporation	800481218	350 N St. Paul St, Ste 2900, Dallas, TX 75201
	Texas Secretary of State

JetStar Holdings, Inc.	Delaware corporation	3954247	1209 Orange St., Wilmington, DE 19801

	Delaware Secretary of State

JS Acquisition LLC	Delaware limited liability company	4278935	1209 Orange St., Wilmington, DE 19801

	Delaware Secretary of State

LeBus Oil Field Service Co.	Texas corporation	77931600	350 N St. Paul St, Ste 2900, Dallas, TX 75201
	Texas Secretary of State

Oilwell Fracturing Services, Inc.	Oklahoma corporation	1900377946	1833 S Morgan Rd, Oklahoma City, OK 73128

	Oklahoma County Clerk, Oklahoma, Central Filing

Permian Plaza, LLC	Texas limited liability company	800859993	350 N St. Paul St, Ste 2900, Dallas, TX 75201
	Texas Secretary of State
Schedule 3.3 to Security Agreement

	Jurisdiction &
	Type of
	Organization;		Chief Executive Office,
	UCC Filing	Organizational	Sole Place of Business, or
Debtor	Office	ID#	Principal Residence
SCH Disposal, L.L.C.	Texas limited liability company	704317322	350 N St. Paul St, Ste 2900, Dallas, TX 75201

	Texas Secretary of State

Sledge Drilling Corp.	Texas corporation	800575730	350 N St. Paul St, Ste 2900, Dallas, TX 75201
	Texas Secretary of State

Taylor Industries, LLC	Texas limited liability company	801259923	350 N St. Paul St, Ste 2900, Dallas, TX 75201

	Texas Secretary of State

Wildhorse Services, Inc.	Oklahoma corporation	1900694769	1833 S Morgan Rd, Oklahoma City, OK 73128

	Oklahoma County Clerk, Oklahoma, Central Filing

XTERRA Fishing & Rental Tools Co.	Texas corporation	158550700	350 N St. Paul St, Ste 2900, Dallas, TX 75201
	Texas Secretary of State
Schedule 3.3 to Security Agreement

SCHEDULE 3.4
CERTAIN COLLATERAL
None.
Schedule 3.4 to Security Agreement

SCHEDULE 3.5
INSTRUMENTS
None.
Schedule 3.5 to Security Agreement

SCHEDULE 4.6
DEPOSIT ACCOUNTS

	Type of	Account
Depositor	Account	Number	Name & Address of Bank
Basic Energy Services, Inc.	Depository	4810624083	Bank of America, N.A.
			700 Louisiana St. 7th Fl
			Houston, TX 77002

Basic Marine Services, Inc.	Depository	488029554463	Bank of America, N.A.
			700 Louisiana St. 7th Fl
			Houston, TX 77002

Taylor Industries, LLC	Depository	4810624119	Bank of America, N.A.
			700 Louisiana St. 7th Fl
			Houston, TX 77002
Schedule 4.6 to Security Agreement

     Annex I to the
     Security Agreement
     This SUPPLEMENT NO. [ ] dated as of [               ] (this “Supplement”), is delivered in connection with (a) the Security Agreement dated as of September 28, 2010 (as amended or otherwise modified from time to time, the “Security Agreement”), among Basic Energy Services, Inc., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower (such subsidiaries together with the Borrower, the “Debtors”) and Capital One, National Association (“Capital One”), as Collateral Agent (in such capacity, the “Collateral Agent”) for the benefit of the holders of the Secured Obligations (as defined therein) and (b) Article VII of the Credit Agreement (as defined below) (the “Guarantee”).
     A Reference is made to the Credit Agreement dated as of September 28, 2010 (as amended or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”), the Collateral Agent and others. Pursuant to the Guarantee, the Guarantors have agreed to guarantee, among other things, the full payment and performance of all of the Borrower’s obligations under the Credit Agreement.
     B. The Debtors have entered into the Security Agreement and the Guarantors have entered into the Guarantee as a condition precedent to the effectiveness of the Credit Agreement. Section 7.12 of the Security Agreement and Section 5.10 of the Credit Agreement provide that additional Subsidiaries of the Borrower may become Debtors under the Security Agreement and Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Debtor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Debtor under the Security Agreement and a Guarantor under the Guarantee.
     C. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement, the Guarantee, and the Credit Agreement.
     Accordingly, the Collateral Agent and the New Debtor agree as follows:
     SECTION 1. In accordance with Section 7.12 of the Security Agreement and Section 5.10 of the Credit Agreement, the New Debtor by its signature below becomes a Debtor under the Security Agreement with the same force and effect as if originally named therein as a Debtor, and the New Debtor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Debtor thereunder and (b) represents and warrants that the representations and warranties made by it as a Debtor thereunder are true and correct in all material respects on and as of the date hereof. The Schedules to the Security Agreement are hereby supplemented by the Schedules attached hereto with respect to the New Debtor. In furtherance of the foregoing, the New Debtor, as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, for the benefit of the holders of the Secured Obligations, a security interest in and lien on all of the New Debtor’s right, title and interest in and to the Collateral of the New Debtor. Each reference to a “Debtor” in the Security Agreement shall be deemed to include the New Debtor.
Annex I to Security Agreement

     SECTION 2. In accordance with Section 5.10 of the Credit Agreement, the New Debtor by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor, and the New Debtor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guarantee shall be deemed to include the New Debtor.
     SECTION 3. The New Debtor represents and warrants to the Collateral Agent that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
     SECTION 4. This Supplement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     SECTION 5. Except as expressly supplemented hereby, the Security Agreement and the Guarantee shall remain in full force and effect.
     SECTION 6. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     SECTION 7. All communications and notices to the New Debtor under the Security Agreement or the Guarantee shall be in writing and given as provided in Section 7.2 of the Security Agreement to the address for the New Debtor set forth under its signature below.
     SECTION 8. The New Debtor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.
Annex I to Security Agreement

     IN WITNESS WHEREOF, the New Debtor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[Name of New Debtor],
By:
Name:
Title:
Address:

CAPITAL ONE, NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:
Address:

Annex I to Security Agreement